EXECUTION VERSION

AMENDMENT NUMBER ONE
to the
PRICING SIDE LETTER
Dated as of May 30, 2013,
between
ZFC TRUST and
CITIBANK, N.A.

     This AMENDMENT NUMBER One (this “Amendment Number One”) is made this 27th day of March, 2014, between ZFC TRUST (“Seller”) and CITIBANK, N.A. (“Buyer”), to the Pricing Side Letter, dated as of May 30, 2013, between Seller and Buyer (the “Side Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Side Letter, or if not defined therein, capitalized terms shall have the meanings assigned to such terms in the Master Repurchase Agreement, dated as of May 30, 2013, between Seller and Buyer (as amended, restated, supplemented or otherwise modified, the "Agreement").

RECITALS

     WHEREAS, Seller and Buyer have agreed to amend the Side Letter to revise the definition of “Uncommitted Amount”, as more specifically set forth herein; and

     WHEREAS, as of the date hereof, Seller represents to Buyer that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

          SECTION 1. Amendment. Effective as of March 27, 2014 (the “Amendment Effective Date”), the Side Letter is hereby amended as follows:

          (a) Section 1 of the Side Letter is hereby amended by deleting the definition of “Uncommitted Amount” in its entirety and replacing it with the following:

               “Uncommitted Amount” shall mean: $175,000,000.

          SECTION 2. Fees and Expenses. Seller agrees to pay to Buyer any and all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number One (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

          SECTION 3. Representations. Seller hereby represents to Buyer that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

          SECTION 4. Binding Effect; Governing Law. This Amendment Number One shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

          SECTION 5. Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 6. Limited Effect. Except as amended hereby, the Side Letter shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number One need not be made in the Side Letter or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Side Letter, any reference in any of such items to the Side Letter being sufficient to refer to the Side Letter as amended hereby.

[Signature Page Follows]

     IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

ZFC TRUST (Seller)
By:
Name:	Michael F. Szymanski
Title:	Trustee

CITIBANK, N.A. (Buyer)

By:
Name:
Title:

Amendment Number One to Pricing Side Letter - Citibank/Zais

     IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

ZFC TRUST (Seller)

By:
Name:
Title:

CITIBANK, N.A. (Buyer)

By:
Name:	Susan Mills
Title:	Vice President Citibank, N.A.

Amendment Number One to Pricing Side Letter - Citibank/Zais